RECLAMATION AND REMEDIATION	12 Months Ended
Dec. 31, 2017
RECLAMATION AND REMEDIATION
RECLAMATION AND REMEDIATION

NOTE 7    RECLAMATION AND REMEDIATION

The Company’s mining and exploration activities are subject to various domestic and international laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Company conducts its operations to protect public health and the environment and believes its operations are in compliance with applicable laws and regulations in all material respects. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on current legal and regulatory requirements.

In December 2016, the Company completed a comprehensive study of the Yanacocha long-term mining and closure plans as part of the requirement to submit an updated closure plan to Peruvian regulators every five years. As a result, the Company recorded an increase to the reclamation obligation at Yanacocha of $429. This increase to the reclamation obligation resulted in an increase to the recorded asset retirement cost asset of $351 related to the producing portions of the mine and a non-cash charge to reclamation expense for the quarter ended December 31, 2016 of $78 related to the areas of Yanacocha’s operations no longer in production. The increase to the reclamation obligation was primarily due to higher estimated long-term water management costs, heap leach earthworks and related support activities. There were minimal changes to the updated closure plan in 2017 prior to submitting to Peruvian regulators in September 2017. The regulators completed their review and approved the updated closure plan in November 2017.

The Company’s Reclamation and remediation expense consisted of:

	Years Ended December 31,
	2017	2016	2015
Reclamation adjustments	$51	$80	$8
Reclamation accretion	93	66	63
Total reclamation expense	144	146	71

Remediation adjustments	44	19	173
Remediation accretion	4	4	5
Total remediation expense	48	23	178
	$192	$169	$249

Reclamation expense decreased in 2017 compared to 2016 and increased in 2016 compared to 2015, primarily due to the 2016 revision in Yanacocha’s closure plan which resulted in an increase in reclamation expense related to operations no longer in production. In 2017, additional reclamation adjustments were recorded for revisions in the closure plan for the Rain mine, which is a non-operating site that is a part of the Carlin mine complex.

Remediation expense increased in 2017 compared to 2016, primarily due to increased water management and monitoring costs at the Resurrection and San Luis remediation sites, as well as increased costs for project activities at the Midnite mine and Dawn mill sites. Remediation expense decreased in 2016 compared to 2015, primarily due to increased costs in 2015 related to the Midnite mine site.

The following is a reconciliation of Reclamation and remediation obligations:

	Reclamation	Remediation	Total
Balance at January 1, 2016	$1,417	$331	$1,748
Additions, changes in estimates and other	454	7	461
Payments and other	(24)	(30)	(54)
Accretion expense	66	4	70
Balance December 31, 2016	1,913	312	2,225
Additions, changes in estimates and other	172	32	204
Payments and other	(34)	(44)	(78)
Accretion expense	93	4	97
Balance December 31, 2017	$2,144	$304	$2,448

The current portion of reclamation was $60 and $28 at December 31, 2017 and 2016, respectively, and is included in Other current liabilities. The current portion of remediation was $43 and $33 at December 31, 2017 and 2016, respectively, and is included in Other current liabilities. At December 31, 2017 and 2016,  $2,144 and $1,913, respectively, were accrued for reclamation obligations relating to operating and formerly operating properties. In addition, the Company is involved in several matters concerning environmental remediation obligations associated with former, primarily historic, mining activities. Generally, these matters concern developing and implementing remediation plans at the various sites involved. At December 31, 2017 and 2016,  $304 and $312, respectively, were accrued for such environmental remediation obligations. As of December 31, 2017 and 2016, environmental remediation liabilities for historic mining operations were lower by $56 and $52, respectively, as a result of discounting water treatment costs using discount rates ranging between 2% and 5% and between 2% and 6%, respectively.

Additions, changes in estimates and other, increased the reclamation obligations by $172 in 2017, primarily due to revised cost estimates from ongoing study work being conducted at Rain, a non-operating site that is a part of the Carlin mine complex in North America and Boddington in Australia, as well as increased disturbance from 2017 mining activity at Akyem. The reclamation obligations increased by $454 in 2016, primarily due to the revision in Yanacocha’s closure plan outlined above.

Additions of $32 in 2017 for remediation obligations at Corporate were primarily due to higher estimated water management and monitoring costs at the Resurrection and San Luis remediation sites, as well as increased costs for project activities at the Midnite mine and Dawn Mill remediation sites. Additions of $7 in 2016 for remediation obligations were primarily related to the Con mine.

Non-current restricted cash held for purposes of settling asset retirement obligations was $38 and $23, at December 31, 2017 and 2016, respectively. Of the amount in 2017,  $25 is related to the Ahafo and Akyem mines in Ghana, Africa, $6 is related to the Con mine in Yellowknife, NWT, Canada, $6 is related to the San Jose Reservoir in Yanacocha, Peru, and $1 is related to the Midnite mine site in Washington State. Of the amount in 2016,  $14 is related to the Ahafo and Akyem mines, $7 is related to the Con mine, $1 is related to the Midnite mine site and $1 is related to the San Jose Reservoir.

Included in Other non-current assets at December 31, 2017 and 2016, are $64 and $61, respectively, of non-current restricted investments, which are legally pledged for purposes of settling reclamation and remediation obligations related to the San Jose Reservoir, Midnite mine site and for various locations in Nevada.